UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Address of principal executive offices) (Zip code)

Michael Feldschuh

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2018 to DECEMBER 31, 2018

Daxor Corporation

Financial Statements

For the Period Ended

December 31, 2018

Exhibits

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Daxor’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Daxor or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on https://www.Daxor.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from Daxor electronically by emailing info@daxor.com or by calling (888) 774-3268. If you own shares in Daxor through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling (888) 774-3268 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.

Daxor Corporation

February 28, 2019

Dear Fellow Shareholder:

Daxor Corporation (“Daxor”or the “Company”) is an investment company with medical instrumentation and biotechnology operations. We have attached a report of our portfolio holdings and investment activity for the year ended December 31, 2018. Please review this information carefully. The Company has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012.

2018 was a very exciting year for our Company – important research results relating to blood volume measurement using our BVA-100 device were published in leading journals, the company received an SBIR Phase-I grant from the US Department of Defense, and the Company announced a joint research program with CHF Solutions (Nasdaq: CHFS) to explore the potential synergies between our BVA-100 measurement device and their Aquadex fluid removal system. In addition, Daxor has made key hires in the areas of sales, marketing, engineering, and medical education to drive commercialization and adoption of our device. Sales in the key area of cardiology use are growing, interest from researchers is increasing for further studies, and our stock performance reflects a greater interest from investors who see the merits of our developments. In addition, the Company received approval from the SEC for a shelf registration of shares and engaged the services of an investor relations firm to improve information flow to interested parties. Our NAV has been stable and our share price rose from $4.57 at the end of 2017 to a closing price of $8.20 at the close of 2018.

In the area of research, a crucial study on the use of the BVA-100 to guide heart failure treatment was published in the Journal of the American College of Cardiology – Heart Failure (“JACC-HF”) in November of 2018. This peer-reviewed study quantified that in the examination of 245 patient serial admissions for heart failure (“HF”) that 30 day readmissions were reduced by 56% and mortality by 82% and that on a 365 day measure mortality was reduced by 86% compared to match controls. Researchers noted that the one year mortality rate was reduced from 35% to less than 5% in the BVA-guided arm. HF affects nearly 6 million Americans. HF leads to nearly one million hospital admissions a year and is one of the leading costs and killers in the United States. Numerous prior studies documented that the management of HF was challenging because the volume conditions of patients are difficult to assess. This is the problem that is solved by the BVA-100 and this new study indicates that the benefit of our precision diagnostic is substantial when used to guide treatment.

The prevalence of HF is increasing as the population ages and our health systems are increasingly looking to what solutions provide value – and BVA-guided care has a new strong piece of evidence. Our test is a rapid blood test, can be done for both in-patient and out-patient HF management and is reimbursed by Medicare and insurance. We look forward to data quantifying the cost-savings for hospitals through reduced/avoided readmissions as well as better quality scores from better outcomes. Additional research was presented in 2018 in the use of BVA for optimal Hypertension diagnosis, surgical blood loss, and ICU usage. It is an exciting time as more researchers are waking up to the value of our under-studied diagnostic and its usefulness in managing blood volume optimally in a wide variety of indications.

Daxor has been actively engaged in a program of increasing operating efficiency and efforts to focus its marketing and sales efforts in its operating division on it key products in the blood volume measurement field. The year over year loss of the operating division has fallen while our kit sales have risen, reflecting the increasing value of our technology and marketing efforts. In the area of cardiology usage, for the second straight year our kit sales have risen over 18% year over year driven by increasing awareness of the value of blood volume analysis to improve heart failure outcomes through reduced mortality and reduced readmissions. The Company hired a new head of sales at the start of 2019 and a new head of marketing in the summer of 2018, both of whom have extensive experience in the area of point-of-care diagnostic sales and marketing. Management will seek to further bolster this team with a well-trained sales force to increase sales of devices and kits in the coming year as well as exploring additional sales channels through alliances and distribution agreements.

Daxor received funding from the Department of Defense for a research grant to create a next-generation combat-capable blood volume analyzer. This phase I grant and possible future phase II awards will provide a non-dilutive opportunity for Daxor to create a product with both military and civilian uses of greater speed and simplicity. In addition, Daxor continues to invest in further research and development as has an active development program focused on the next generation of our products beyond the military uses focused on in-patient and out-patient use. The Company has filed new patents relating to its key technology of blood volume measurement and has an active R&D pipeline that is set for further innovations in 2019. Years of efforts in this area are bearing fruit in the form of both intellectual property and next generation design for our technologies which promise to make our product faster, easier, and more valuable to clinicians.

The Company also continues to explore the possibility of partnering with other companies with the appropriate scientific expertise and financial assets to begin a more aggressive marketing program even as we have our own development underway. Management believes the potential benefits for a partnering company are significant because of our intellectual property as well as the technologic superiority of our device paired with our growing patent portfolio. Additional distribution agreements with 3rd party distributors are under consideration which would provide for a channel of sales that the company does not currently use.

1

The Company’s investment policy is to maintain a minimum of 80% of its portfolio in electric utilities (currently 84.08%.). The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary or advisable. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio. The company has benefited from the benign interest rate environment and dividends which have added to our bottom line, however a strong move in the long end of the yield curve represents a risk of loss to the company’s investment strategy. The company has written covered calls on some of its interest-bearing stocks; however this risk has not been completely removed by such hedging activity and year-end market volatility relating to interest rate uncertainty continues to be a driver of portfolio profit and loss swings.

The Company in the past has engaged in the short selling of stock and uncovered calls, although as of the close of the 2018 fiscal year it does not currently have any such investments and curtailed such activity during the 2018 fiscal year. When this occurs, the short position is marked to market, and this adjustment is recorded as an unrealized gain or loss in the statement of operations. The Company uses historical cost to determine all gains and losses. The fair market value is readily obtainable because all of the Company’s marketable securities are classified as Level 1.

The Company also uses options as follows in order to increase yearly investment income:

a)

The use of “Call” Options. Covered options can be sold up to a maximum of 20% of the value of the portfolio. This provides extra income in addition to dividends received from the Company’s investments. The risk of this strategy is that investments may be called away, which the Company may have preferred to retain. Therefore, a limitation of 20% is placed on the amount of stock on which options can be written. The amount of the portfolio on which options are actually written is usually between 3-10% of the portfolio. The historical turnover of the portfolio is such that the average holding period is in excess of ten years for our securities.

b)

The use of “Put” Options. Put options are written on stocks which the Company is willing to purchase. While the Company does not have a high rate of turnover in its portfolio, there is some turnover; for example, due to preferred stocks being called back by the issuing Company, or stocks being called away because call options have been written. If the stock does not go below the put exercise price, the Company records the proceeds from the sale as income. If the put is exercised, the cost basis is reduced by the proceeds received from the sale of the put option. There may be occasions where the cost basis of the stock is lower than the market price at the time the option is exercised.

c)

Speculative Short Sales/Short Options. The Company normally limits its speculative transactions to no more than 15% of the value of the portfolio. The Company may sell uncovered calls on certain stocks. If the stock price does not rise to the price of the call, the option is not exercised and the Company records the proceeds from the sale of the call as income. If the call is exercised, the Company will have a short position in the related stock. The Company then has the choice of covering the short position, or selling a put against it. If the put is exercised, then the short position is covered. The Company’s current accounting policy is to mark to market at the end of each quarter any short positions and include it in the income statement. While the Company may have speculative positions equal to 15% of its accounts, in actual practice the net short stock positions usually account for less than 10% of the assets of the Company.

At December 31, 2018, the Company had net assets of $13,062,008 or $3.49 per share versus net assets of $13,757,621 or $3.68 per share at December 31, 2017. The Company had net dividend income of $427,584, net realized gains from investments of $580,884, net realized loss from options of $324,706, and a net change in the unrealized depreciation on investments, options and securities borrowed of $239,519. The Company had realized losses from the operating division of $2,082,176. The total realized and unrealized loss on investments and investment in operating division for the year ending on December 31, 2018 was $1,227,150.

The Company has focused primarily on its operating division operations and reduced its dependence on income from short term stock market investing from prior years but still generates considerable income from dividends received and covered options written. Because of its investing program, the SEC currently classifies Daxor as an investment company, and we understand why the SEC has required the Company to be designated as such, however our primary focus has always been on our operational objectives. The Company anticipates that as income from operations increases and the value of our medical device company increases that it will, at a future time, request a change back to its previous designation as an operating division and report accordingly.

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our instrument is a non-invasive, inexpensive, and rapid solution to the expensive problem of fluid derangement. Our BVA-100 device enables the accurate management of the fluid levels of patients, whether it is in the heart failure clinic or the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology, and we are working hard to get that message out.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

In closing, we are enthusiastic regarding the progress that the company has made in 2018 and look forward to the many challenges and opportunities that have become available to us. We remain focused on our goal of significantly improving patient outcomes, the health economic outcomes of our client hospitals, and continuing to drive increasing shareholder value.

Cordially Yours,

Michael Feldschuh

CEO and President

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Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

December 31, 2018

	Shares	Fair Value
COMMON STOCKS - (United States) - 83.75%

Industrials - 0.14%
General Electric Company	2,500	$18,925

Investment Services - 0.01%
Motors Liquidation Company GUC Trust	100	905

Materials - 0.70%
Enbridge Inc.	2,952	91,748

Utilities - 82.90%
Electric Utilities – 82.05%
American Electric Power Co. Inc.	5,000	373,700
Avangrid, Inc.	7,000	350,630
Avista Corporation	6,000	254,880
CenterPoint Energy, Inc.	1,000	28,230
Centrus Energy Corp.	1	2
CMS Energy Corporation	16,000	794,400
DTE Energy Company	15,900	1,753,770
Edison International	4,000	227,080
Entergy Corporation	5,500	473,385
Evergy Inc.	13,397	760,548
Eversource Energy	20,000	1,300,800
Exelon Corporation	8,600	387,860
FirstEnergy Corp.	28,800	1,081,440
National Grid plc	8,707	417,762
NiSource, Inc.	19,000	481,650
PG&E Corporation	4,000	95,000
Pinnacle West Capital Corporation	3,000	255,600
PNM Resources, Inc.	31,800	1,306,662
WEC Energy Group, Inc.	1,128	78,125
Xcel Energy, Inc.	6,000	295,620
		10,717,144

Natural Gas Utilities - 0.85%
Southwest Gas Holdings, Inc.	1,000	76,500
United States Natural Gas	1,406	34,742
		111,242
Total Utilities		10,828,386
Total Common Stock (Cost $3,397,810) - 83.75%		$10,939,964

The accompanying notes are an integral part of these financial statements.

3

Daxor Corporation

Schedule of Investments (Continued)

December 31, 2018

	Shares	Fair Value
Preferred Stocks - (United States) - 4.94%

Banking - 2.91%
Bank of America Corp 7.250% Series L	300	$375,750
Goldman Sachs Group, 6.20% Series B Callable	188	4,794

		380,544

Electric Utilities - 2.03%
Pacific Gas & Electric, 6% Series A	4,200	80,577
Pacific Gas & Electric, 5% Series D	1,000	15,751
Pacific Gas & Electric, 5% Series E	1,100	17,325
Southern California Edison, 4.32% Callable	5,500	100,540
Southern California Edison, 4.78% Callable	2,500	51,100
		265,293

Total Preferred Stock (Cost $336,076) - 4.94%		645,837

Total Investments in Securities (Cost $3,733,886) - 88.69%		11,585,801

Investment in Operating Division (Cost $3,547,013) - (United States) - 43.26%		5,650,000

Receivable from Broker-Cash (a) - 0.02%		3,014
Other Assets - 2.97%		387,696

Total Assets - 134.94%		17,626,511
Total Liabilities - (34.94%)		(4,564,503)
Net Assets - 100%		$13,062,008

The accompanying notes are an integral part of these financial statements.

4

Daxor Corporation

Schedule of Investments (Continued)

December 31, 2018

At December 31, 2018, the net unrealized appreciation on investment in securities, options and securities borrowed of $7,849,056 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$7,851,915
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(2,859)
Net unrealized appreciation	$7,849,056

At December 31, 2018, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$2,102,987

Portfolio Analysis

December 31, 2018

Percentage
of Net Assets
Common Stock (United States)
Industrials	0.14%
Investment Services	0.01%
Materials	0.70%
Electric Utilities	82.05%
Natural Gas Utilities	0.85%
Total Common Stock	83.75%

Preferred Stock (United States)
Banking	2.91%
Electric Utilities	2.03%
Total Preferred Stock	4.94%

Total Investment in Securities	88.69%

The accompanying notes are an integral part of these financial statements.

5

Daxor Corporation

Summary of Options

December 31, 2018

Name of Issuer	Number of Contracts	Strike Price	Expiration Date	Fair Value
Call Options Written - (United States) - (0.28%)
DTE Energy Company	(2)	110	1/18/2019	$(465)
First Energy	(90)	35	1/18/2019	(24,750)
Exelon Corporation	(50)	45	1/18/2019	(4,750)
CMS	(60)	55	6/21/2019	(4,050)
Evergy Corporation	(30)	65	6/21/2019	(1,425)
Nisource	(60)	28	4/18/2019	(1,950)
Total Call Options Written (proceeds $34,531)				(37,390)

Margin loans payable (b) - (34.10%)				(4,454,613)
Accounts payable and accrued expenses (0.56%)				(72,500)
Total Liabilities - (34.94%)				$(4,564,503)

The accompanying notes are an integral part of these financial statements.

6

Daxor Corporation

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities, at fair value (cost of $3,733,886)	$11,585,801
Investment in operating division, at fair value (cost of $3,547,013)	5,650,000
Receivables from brokers:
Cash receivable from broker	3,014
Dividends receivable	33,710
Tax credits receivable	353,986
Total Assets	17,626,511
Liabilities:
Margin loans payable	4,454,613
Call options, at fair value (proceeds of $34,531)	37,390
Accounts payable and accrued expenses	72,500
Total Liabilities	4,564,503

Net Assets	$13,062,008

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 3,746,858 shares outstanding of $0.01 par value capital stock outstanding)	$3.49
Net Assets consist of:
Capital paid in	$10,861,189
Total distributable earnings	17,061,123
Treasury Stock	(14,860,304)
Net Assets	$13,062,008

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividend income	$427,584
Other income	2,372
Total Investment Income	429,956

Expenses:
Investment administrative charges	225,357
Dividend expense	5,913
Professional fees	31,400
Transfer agent fees	37,208
Interest expense	121,255
Total Expenses	421,133

Net Investment Income	8,823

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities	580,884
Net realized gain from options	88,367
Net realized loss from securities borrowed	(324,706)
Net change in unrealized depreciation on investments, options and securities borrowed	(239,519)
Net change in unrealized appreciation on operating division	750,000
Realized loss on investment in operating division	(2,082,176)
Net Realized and Unrealized Loss on Investments and Investment in Operating Division	(1,227,150)

Income Tax (Benefit)	(332,552)

Net Decrease in Net Assets Resulting From Operations	$(885,775)

The accompanying notes are an integral part of these financial statements.

8

Daxor Corporation

Statement of Changes in Net Assets

For the Years Ended December 31, 2018 and December 31, 2017

	Year Ended December 31, 2018	Year Ended December 31, 2017
Decrease in Net Assets from Operations
Net investment income	$8,823	$274,759
Net realized gain from investments in securities	580,884	476,911
Net realized gain from options	88,367	342,109
Net realized loss from securities borrowed	(324,706)	(690,627)
Net change in unrealized appreciation (depreciation) on investments, options and securities borrowed	(239,519)	722,438
Net change in unrealized appreciation (depreciation)on operating division	750,000	(200,000)
Realized loss on investment in operating division	(2,082,176)	(2,140,866)
Income tax benefit (expense)	332,552	(24,614)
Net Decrease in Net Assets Resulting From Operations	(885,775)	(1,239,890)

Capital Share Transactions:
Cost of treasury stock purchased	(32,222)	(248,203)
Proceeds from treasury stock sold	138,550	-
Increase in net assets resulting from stock-based compensation	83,834	13,508
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	190,162	(234,695)

Distributions to shareholders from:
Net investment income	-	(112,102)
Total Net (Decrease) in Net Assets	(695,613)	(1,586,687)

Net Assets:

Beginning of Period	13,757,621	15,344,309

End of Period (including undistributed net investment income of $7,086,025 in 2018 and $8,482,277 in 2017 included in net assets)	$13,062,008	$13,757,621

The accompanying notes are an integral part of these financial statements.

9

Daxor Corporation

Statement of Cash Flows

For the Year Ended December 31, 2018

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(885,775)
Adjustment to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in securities	(580,884)
Net realized gain from options	(88,367)
Net realized loss from securities borrowed	324,706
Net change in unrealized depreciation on investments, options and securities borrowed	239,519
Net change in unrealized appreciation on operating division	(750,000)
Investment in/advances to operating division	(2,082,176)
Realized loss on operating division	2,082,176
Purchase of call and put options	(15,485)
Sale of call and put options	102,300
Purchases of securities	(42,510)
Proceeds from sales of securities	1,792,214
Payments to cover securities borrowed at fair value	(1,156,681)
Stock based compensation expense	83,834
Changes in operating assets and liabilities:
Increase in receivable from broker	(3,015)
Decrease in dividends receivable	11,560
Decrease in prepaid taxes	37,780
Increase in tax credits receivable	(353,986)
Decrease in accounts payable	(2,500)
Decrease in taxes payable	(28,318)
Net cash used in operating activities	(1,315,610)

Cash flows from financing activities:
Proceeds from margin loan payable	2,406,548
Repayment of margin loan payable	(2,286,486)
Proceeds from the sales of treasury stock	138,550
Purchase of treasury stock	(32,222)
Net cash provided by financing activities	226,390

Net decrease in cash and restricted cash	(1,089,220)
Cash and restricted cash at beginning of year	1,089,220
Cash and restricted cash at end of year	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:

Income Taxes	$23,134

Interest on margin loans payable	$121,255

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights

For the Years Ended December 31, 2018 and December 31, 2017

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented.

The annual financial information will be included in the Company’s annual report to Shareholders, a copy of which is available at no charge on request by calling 212-330-8500.

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value Per Share, Beginning of Year	$3.68	$4.04

Income (loss) from operations:
Net investment income	0.00	0.07
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.03	0.23
Net realized and unrealized loss from operating division	(0.36)	(0.62)
Income tax (expense) benefit	0.09	-
Other	0.05	(0.01)
Total income (loss) from operations	(0.19)	(0.33)

Distributions to shareholders from net investment income	0.00	(0.03)

Increase (decrease) in Net Asset Value Per Share	(0.19)	(0.36)

Net Asset Value Per Share, End of Year	$3.49	$3.68

Market Price Per Share of Common Stock, Beginning of Year	$4.57	$8.24
Market Price Per Share of Common Stock, End of Year	8.20	4.57
Change in Price Per Share of Common Stock	$3.63	$(3.67)

Total Investment Return	79.43%	(44.54)%

Weighted Average Shares Outstanding	3,741,954	3,767,756

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$13,062	$13,758

Ratio of total expenses to average net assets	3.14%	1.90%

Ratio of net investment income before income taxes to average net assets	0.07%	1.89%

Ratio of net investment (loss) income after income taxes to average net assets	2.55%	1.72%

Portfolio turnover rate	0.52%	3.63%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights (continued)

For the Years Ended December 31, 2016, 2015 and 2014

			Year Ended
	Year Ended December 31, 2016	Year Ended December 31, 2015	December 31, 2014 “restated”

Net Asset Value Per Share, Beginning of Year	$3.74	$6.16	$6.45

Income (loss) from operations:
Net investment income	0.03	0.11	0.23
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.56	(2.12)	(1.34)
Net realized and unrealized loss from operating division	(0.21)	-	-
Income tax (expense) benefit	-	(0.32)	0.87
Other	(0.05)	(0.05)	(0.02)
Total income (loss) from Investment Operations	0.33	(2.36)	(0.26)

Less:
Distributions to shareholders from net investment income	(0.03)	(0.04)	(0.03)

Increase (decrease) in Net Asset Value Per Share	0.30	(2.42)	(0.29)

Net Asset Value Per Share, End of Year	$4.04	$3.74	$6.16

Market Price Per Share of Common Stock, Beginning of Year	$7.60	$6.80	$6.83
Market Price Per Share of Common Stock, End of Year	8.24	7.60	6.98
Change in Price Per Share of Common Stock	$0.64	$0.80	$0.15

Total Investment Return	8.42%	11.76%	2.20%

Weighted Average Shares Outstanding	3,825,476	3,921,697	4,040,242

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$15,344	$14,427	$24,580
Ratio of total expenses to average net assets	2.44%	3.06%	2.70%
Ratio of net investment income before income taxes to average net assets	0.86%	2.31%	3.63%
Ratio of net investment (loss) income after income taxes to average net assets	0.78%	(4.18)%	17.48%
Portfolio turnover rate	7.59%	7.43%	3.34%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Notes to Financial Statements

December 31, 2018

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company’s investment goals, objectives and principal strategies are as follows:

1.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

2.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Brokers. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

13

Daxor Corporation

Notes to Financial Statements

December 31, 2018

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

Level 1- Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2018 and at December 31, 2017, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

14

Daxor Corporation

Notes to Financial Statements

December 31, 2018

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the Statement of Assets and Liabilities at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net change in unrealized depreciation on investments, options and securities borrowed.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

Effective January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers (“ASC” topic 606). The new revenue recognition guidance requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

The Company recognizes revenues in the Operating Division from product sales when a product is shipped and recognizes revenue from service contracts as the revenues are earned over the life of service contract and performance obligations are met.

The Company believes that there is no impact on opening retained earnings upon adoption of the new revenue recognition standards as related to the Operating Division.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

15

Daxor Corporation

Notes to Financial Statements

December 31, 2018

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of December 31, 2018 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2018, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$10,939,964	$-	$-	$10,939,964
Preferred Stocks	645,837	-	-	645,837
Investment in Operating Division	-	-	5,650,000	5,650,000
Total	$11,585,801	$-	$5,650,000	$17,235,801

Liabilities	Level 1	Level 2	Level 3	Total

Call Options	$37,390	$-	$-	$37,390

Purchased call and put options: When the Company purchases an option, an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities borrowed: The Company sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the fair value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the year ended December 31, 2018, the Company realized proceeds of $1,792,214 from the sale of investment securities and $102,300 from writing call and put options. During the same period, the Company spent $42,510 to purchase investment securities and $15,485 to purchase call and put options.

16

Daxor Corporation

Notes to Financial Statements

December 31, 2018

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks - (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the period ended December 31, 2018:

Balance at
December 31, 2018
Balance, December 31, 2017	$4,900,000
Net change in unrealized appreciation on operating division	750,000
Investment in/advances to operating division	2,082,176
Realized loss on investment in operating division	(2,082,176)
Balance, December 31, 2018	$5,650,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2018, related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The independent valuation company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 and 2018, respectively, using the Income Approach and Market Approaches as defined in SFAS 157 (ASC 820). Based on the valuation approaches, the valuation ranges were $5,400,000 to $5,900,000 for the Income Approach at December 31, 2018. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 30% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 100% given the current financial performance and expectations as to longer-term revenue growth and profitability resulting in a midpoint of value range of $5,650,000 .

4. Derivative Instruments

The Company writes call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

17

Daxor Corporation

Notes to Financial Statements

December 31, 2018

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the period ended December 31, 2018.

Total Proceeds Received on open positions at 01/01/18	Sale of Options from 01/01/18-12/31/18	Expirations, Purchases and Assignments of Options from 01/01/18-12/31/18	Proceeds Received on open positions at 12/31/18	Market Value at 12/31/18	Unrealized (loss) at 12/31/18
$15,533	$102,300	$83,302	$34,531	$37,390	$(2,859)

The derivatives are shown at market value of $37,390 on the Statement of Assets and Liabilities at December 31, 2018 as “Call Options.”

The following table summarizes the value of all derivatives as reported on the Statement of Assets and Liabilities at December 31, 2018:

Description	Market Value	Proceeds	Net (Loss)	Unrealized Gain	Unrealized (Loss)
Call Options	$37,390	$34,531	$(2,859)	$4,709	$(7,568)

For the period ended December 31, 2018, the Company recorded a net realized gain of $88,367 on call and put options and a net unrealized gain of $3,044 on call and put options. The primary underlying risk of the call options held at year end is equity price risk. The net realized gain is included in the net realized gain from options in the Statement of Operations. The net unrealized gain is included in net change in unrealized depreciation on investments, options and securities borrowed in the Statement of Operations.

5. Income Taxes (Benefit)

The net income tax expense (benefit) for the year ended December 31, 2018 is comprised of the following:

State and Local Franchise Taxes	$18,953
Foreign Tax Withheld on Dividends	2,481
Total current income tax expense	21,434
Tax credits receivable	(353,986)
Net income tax (benefit)	$(332,552)

The Company has a net operating loss carry forward of approximately $18,431,000 at December 31, 2018. Approximately $16,745,000 of these losses relate to years prior to 2018 and will begin to expire in 2033. Approximately $1,686,000 of these losses relate to 2018 and will not expire, but are subject to limitations on usage.

The Company also has a capital loss carry forward of approximately $1,754,000 which will expire in 2019.

For tax years beginning after December 31, 2017, the Alternative Minimum Tax (“AMT”) on corporations is repealed. Credits may offset regular tax liability for years 2018 through 2021 and will be fully refundable by 2021. As a result, the Company recorded $353,986 as tax credits receivable.

At December 31, 2018, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2018, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

December 31, 2018

5. Income Taxes (Benefit)- (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2012 through 2017 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2018, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended December 31, 2018 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
Valuation allowance	12.4%
Dividend received deduction	10.7%
State franchise taxes	0.8%
Refundable credits	(27.1)%
Non-deductible and other items	(2.9)%
Effective income tax (benefit) rate	(27.1)%

The Company concluded its audit by the New York State Department of Finance in the fall of 2018. No tax was due.

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options and mark to market on short positions, as well as from carry forwards of the Company’s net operating losses of approximately $18,431,000, net capital losses of approximately $1,754,000 and tax credits of approximately $962,000 for tax purposes.

19

Daxor Corporation

Notes to Financial Statements

December 31, 2018

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized gains on investments in securities	$(1,944,919)
Unrealized losses on call options written	708
Unrealized gain on investment in operating division	(520,910)
Net operating loss-carry forward	4,565,360
Net capital loss-carry forward	519,891
Business tax credits carried forward	962,307
Fixed Assets	(254,598)
Others	14,980
Deferred Income Tax Available for use	$3,342,819
Valuation allowance	(3,342,819)
Net Deferred Tax Asset	-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $3,342,819 at December 31, 2018. The operating loss carry forwards begin to expire in 2033 and the capital loss carry forwards expire in 2020. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income. The valuation allowance increased by $319,140 to $3,342,819 at December 31, 2018 from $3,023,679 at December 31, 2017.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The main counterparty that the Company transacts with and custodies investment assets at is UBS Financial Services, Inc. (“Broker”). In December 2018 the Company transferred all the net assets previously held at TD Ameritrade to UBS Financial Services, Inc.

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the NASDAQ.

20

Daxor Corporation

Notes to Financial Statements

December 31, 2018

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from broker and margin loans payable reflect accounts with the Company’s Broker. Cash receivable from broker represents amounts receivable from brokers that are available for investing but have not been invested. Margin loans payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loans payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $225,357 of investment administrative charges on the Statement of Operations for the period ended December 31, 2018. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company. The Company purchased in the open market 8,330 shares of Company Stock at an average price of $3.87 per share or $32,222. The Company sold in the open market 18,459 shares of the Company Stock at an average price of $7.51, or $138,550.

21

Daxor Corporation

Notes to Financial Statements

December 31, 2018

9. Margin Loans

The Company has total margin loans payable at December 31, 2018 of $4,454,613. These loans are secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the period ended December 31, 2018 was $121,255. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the period ended December 31, 2018:

Balance at 12/31/18	Weighted average interest rate at 12/31/18	Maximum amount outstanding during the period	Average amount outstanding during the period	Weighted average interest rate during the period
$4,454,613	3.62%	$4,689,558	$4,414,548	3.188%

10. Capital Stock

At December 31, 2018, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $10,861,189 at December 31, 2018 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$10,808,023
Common Stock	53,166
Total Paid in Capital	$10,861,189

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. During the year ended December 31, 2018, the Company repurchased in the open market 8,330 shares at a total cost of $32,222. The Company sold in the open market 18,459 shares of the Company Stock at an average price of $7.51, or $138,550.

Treasury stock at December 31, 2018:

Treasury Stock at repurchase price	$14,860,304
Treasury Stock shares	1,569,352

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend during the year ended December 31, 2018.

22

Daxor Corporation

Notes to Financial Statements

December 31, 2018

13. Stock Options

In June 2004, the Company created the 2004 Stock Option Plan in an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these options at its discretion. Daxor is not currently issuing options under the Plan, and will not issue options unless it receives exemptive relief or a favorable no-action response from the SEC regarding the operation of the Plan.

The maximum number of shares that may be issued under the Plan is 200,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the Option Plan, the exercise price of any stock options issued is a minimum of 110% of the closing market price of the Company’s stock on the grant date of the option. Prior to June 2004, the Company issued options to various employees under the previous Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As at December 31, 2018, 205,150 options were outstanding and 90,858 were exercisable.

At December 31, 2018, there was $297,474 of unvested stock-based compensation expense to recognize. The Company recognized $83,834 of share-based compensation expense in the Statement of Operations for the year ended December 31, 2018. The aggregate intrinsic value at December 31, 2018 was $0 and was calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

In 2018, 128,650 stock options were issued to employees and outside consultants with a weighted average exercise price of $9.04. The 128,650 stock options issued during 2018 are still outstanding and 49,188 stock options have vested as of December 31, 2018.

The fair values of stock options granted were estimated using the Black-Scholes option-pricing model with the following assumptions for the years ended December 31:

	2018	2017
Risk free rates	2.75%	2.07%
Expected life (in years)	2 - 7	2 - 7
Expected volatility	47.1%	48%
Dividend yield	0.00%	0.66%

Weighted Average grant date fair value per share	$2.26	$0.61

23

Daxor Corporation

Notes to Financial Statements

December 31, 2018

13. Stock Options - (continued)

The details of employee option activity for the year ended December 31, 2018 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2018	95,215	$8.01
Granted	128,650	9.04
Cancelled	(17,715)	8.93
Expired	(1,000)	8.17
Outstanding at December 31,2018	205,150	$8.58

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2018:

Range of Exercise Prices	Number Outstanding at December 31, 2018	Weighted Average Remaining Contractual Life at December 31, 2018	Weighted Average Exercise Price at December 31, 2018
Below - $9.52	205,150	4.56 years	$8.58

Range of Exercise Prices	Number Exercisable at December 31, 2018	Weighted Average Exercise Price at December 31, 2018
Below - $9.52	90,858	$9.08

14. Commitment

On January 20, 2016, the Company signed a lease which commenced on January 22, 2016 and expires on June 30, 2021 for 3,112 square feet of office space in New York City. In order to facilitate an orderly transition to the new office space in the same location the Company received a payment of $275,000 in 2016 from the landlord as consideration for vacating the prior spaces by January 10, 2016. The Rent Commencement Date under the new lease was June 22, 2016.

The future minimum lease payments exclusive of future cost of living and tax escalation increases are $530,596:

Period Covered:	Number of Months	Commitment
January 1, 2019 through December 31, 2019	12	208,504
January 1, 2020 through December 31, 2020	12	214,728
January 1, 2021 through June 30, 2021	6	107,364
Total Commitment		$530,596

The rent expense is allocated to and reflected in the Operating Division’s results of operations which are not a part of these financial statements.

24

Daxor Corporation

Notes to Financial Statements

December 31, 2018

15. Fees Payable to Directors

There was $1,500 in fees payable to members of the Board of Directors at December 31, 2018, which were paid on January 4, 2019.

16. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company.

17. Contingency

Idant Labs, a wholly owned subsidiary of the Company is currently defending against a civil complaint in Federal District Court in the State of Illinois in relation to the sale of anonymous donor semen that allegedly led to the birth of two children with alleged autism. The Company’s principal operating company, Daxor Corporation, previously a named defendant, filed and won a motion to dismiss the case on a variety of grounds. Management is of the opinion that the plaintiff’s claims are without merit. Management is also of the opinion that a reserve against assets regarding this claim is not appropriate at this time.

18. Recently Issued Accounting Pronouncements

In August 2018, The SEC adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of common stock distributions from net investment income and common stock distributions from net realized gains on the Statement of Changes and Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. All changes have been reflected in the Company’s financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company is currently evaluating the impact, if any, of applying this provision.

In November 2016, the FASB issued guidance which reduced the diversity in practice as to how changes in restricted cash are presented and classified in the statement of cash flows. The guidance required that the statement of cash flows explain the change during the period in the total cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The Company adopted the guidance as of January 1, 2018. Upon adoption, changes in restricted cash, which had previously been presented as operating activities, are now included within beginning and ending cash in the statement of cash flows. The balance is included as restricted cash in the statement of assets and liabilities at December 31, 2017. No balance exists at December 31, 2018

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Daxor Corporation

Notes to Financial Statements

December 31, 2018

18. Recently Issued Accounting Pronouncements - (continued)

In February 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-02, Leases (Topic 842), which supersedes existing lease accounting standards. Together with subsequent amendments, this created Accounting Standards Codification Topic 842 (“ASC 842”). ASC 842 requires that a lessee recognize a right-of-use asset and a corresponding liability for its obligation under virtually all operating leases, as well as expands disclosure requirements. ASC 842 is effective for annual reporting periods beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the effect of the adoption of ASC 842 on the results of operations, financial position and cash flows of its Operating Division.

19. Subsequent Events

The Company has evaluated subsequent events through the filing date of the financial statements and there is no significant items to report.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Daxor Corporation

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”), including the schedule of investments, as of December 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the three year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended December 31, 2015 and 2014 were audited by another independent registered public accounting firm whose reports, dated March 14, 2016 and February 27, 2015, expressed unqualified opinions on those financial highlights

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the Company’s securities brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2016.

New York, NY

February 28, 2019

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Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500 .

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to the Company’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended December 31, 2018 (i) is available, without charge and upon request, by calling 1-212-330-8500; and (ii) on the U.S. Securities and Exchange Commission’s website.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Company’s Form N-Q for March 31, 2018, and September 30, 2018 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 350 Fifth Avenue, Suite 4740, New York, NY 10118.

Independent Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
James Lombard December 26, 1934 1989	Director of Administrative Services Division, New York City Council (Retired) No Directorships

Martin S. Wolpoff September 25, 1942 1989	Educational Consultant, Director Administration Community School District (Retired) No Directorships

Edward Feuer June 15, 1955 2016	Partner, Feuer & Orlando, LLP No Directorships

Bernhard Saxe, Esq. November 2, 1938 2008	Partner, Foley & Lardner LLP (retired 02/04) Registered Patent Attorney No Directorships

Inside Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies

Michael Feldschuh November 6, 1969 2013	President and CEO of Daxor Corporation No Outside Directorships

Jonathan Feldschuh September 1, 1964 2017	Chief Scientific Officer of Daxor Corporation No Outside Directorships

Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies

Robert J. Michel February 6, 1957 Chief Financial Officer

Chief Financial Officer of Daxor Corporation, appointed September 20, 2018.

Chief Compliance Officer, Daxor Corporation, appointed October 15, 2018

Director – Bio-Key International, June 2016 to present

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

Other Information

December 31, 2018

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/wp-content/uploads/2014/10/DAXOR-CORPORATION-CODE-OF-ETHICS.pdf

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward Feuer is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit Services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-Related Services” refer to the assurance and related services by the principal accountant in order to assure the Company is in compliance with Rule 17f-2 under the Investment Company Act of 1940. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Year Ended December 31, 2018
Audit Services	$74,950
Audit-Related Services	20,000
Tax Services	43,650
Total Fees and Services	$138,600

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no fees billed for tax services or other non-audit services by our auditors during the reporting period that required pre-approval by the Audit Committee.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Edward Feuer, James A. Lombard and Martin S. Wolpoff.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

Other Information (continued)

December 31, 2018

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day to day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Since Daxor does not have a portfolio manager, the Chief Executive Officer of the Company manages Daxor’s portfolio.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

For information related to share repurchases, see Note 11 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Daxor Corporation

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2019

By (Signature and Title)	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer (Principal Financial Officer and Chief Compliance Officer)

Date: February 28, 2019

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